AMENDMENT NO. 3 dated as of July 27, 2006 (this “Amendment”) to the Three-Year Term Loan Agreement (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) dated as of September 28, 2005, among LAKESIDE FARM INDUSTRIES LTD., an Alberta corporation (the “Borrower”); TYSON FOODS, INC., a Delaware corporation (the “Guarantor”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., TORONTO BRANCH; as administrative agent (the “Administrative Agent”); MERRILL LYNCH CAPITAL CANADA INC., as syndication agent; and RABOBANK NEDERLAND CANADIAN BRANCH and BNP PARIBAS (CANADA), as documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Term Loan Agreement.

B. Each of the Guarantor and the Borrower has requested that the Lenders (i) amend certain provisions of, and (ii) waive certain Events of Default under, the Term Loan Agreement. The Majority Lenders are willing to agree to such amendments and waiver on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate order:

““Adjusted Inventory Amount” has the meaning specified in the Five-Year Revolving Credit Agreement.

“Aggregate Committed Credit Exposure” has the meaning specified in the Five-Year Revolving Credit Agreement.

“Bid Loans” has the meaning specified in the Five-Year Revolving Credit Agreement.

“Compliance Date” means the date on which (a) the Guarantor shall have delivered to the Administrative Agent the financial statements referred to in Section 6.09(a) as of the end of and for the second quarter of its fiscal year ending in 2007 together with the certificate of its Chief Financial Officer or Treasurer referred to in Section 6.09(c) demonstrating compliance with Sections 7.13 and 7.14 and (b) no Default shall have occurred and be continuing.

“Designated Subsidiary” means each of Tyson Chicken, Inc., Tyson Poultry, Inc., and Tyson Farms, Inc., all wholly owned Subsidiaries of the Guarantor, and their respective successors.

“Designated Subsidiary Guarantee Agreement” means a Designated Subsidiary Guarantee Agreement, together with the form of Indemnity, Contribution and Subrogation Agreement attached thereto, in the form attached as Annex I to Amendment No. 3 to this Agreement.”

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“Index Rating” means, as to either Moody’s or S&P, the rating of such rating agency at the time in effect for the credit facility established by this Agreement or, if no such rating shall be in effect, the rating of such rating agency at the time in effect for the Guarantor’s senior, unsecured, non-credit enhanced long-term Indebtedness for borrowed money.”

“TFM Lakeside Guarantee” means the TFM Lakeside Guarantee, in the form attached as Annex II to Amendment No. 3 to this Agreement.””

(b) The definition of “Loan Documents” is hereby amended by inserting immediately after the words “means this Agreement,” the following:

“any Designated Subsidiary Guarantee Agreement that is in effect as to any Subsidiary,”.

(c) the definition of “Loan Parties” is hereby amended by inserting immediately after the word “the Borrower”:

“, any Subsidiary that is obligated under an effective Designated Subsidiary Guarantee Agreement, TFM and”.

(b) Section 6.09(c) of the Term Loan Agreement is hereby amended by inserting immediately after the words “Section 7.13 and 7.14” the following:

“(and, in the case of any certificate delivered prior to the Compliance Date, Section 7.15 and 7.16)”.

(c) Article VI of the Term Loan Agreement is hereby amended by adding the following new Section:

“SECTION 6.13. Designated Subsidiary Guarantees. (a) In the event that at any time prior to the Compliance Date any of the following circumstances shall exist: (i) the Index Ratings of Moody’s and S&P shall be Ba1 and BB+, respectively, (ii) the Index Rating of Moody’s shall be below Ba1, (iii) the Index Rating of S&P shall be below BB+ or (iv) either of Moody’s or S&P shall not have an Index Rating in effect, then the Borrower shall (A) within three Business Days, cause each Designated Subsidiary to execute and deliver to the Administrative Agent a Designated Subsidiary Guarantee Agreement and (B) promptly deliver to the Administrative Agent a legal opinion in form and substance and from counsel reasonably acceptable to the Administrative Agent as to the existence and good standing of each such Designated Subsidiary, the power and authority of each such Designated Subsidiary to enter into and perform its obligations under such Designated Subsidiary Guarantee Agreement and such other matters as the Administrative Agent shall reasonably request, as well as such organizational documents, resolutions and other evidence of such power and authority as the Administrative Agent shall reasonably request.”

(b) If a Designated Subsidiary shall have executed and delivered a Designated Subsidiary Guarantee Agreement, the guarantee thereunder will be automatically released at such time as each of the following conditions shall be satisfied: (i) the Compliance Date shall have occurred, (ii) the Index Ratings of Moody’s and S&P shall be at least (A) Baa3 and BB+, respectively, or (B) Ba1 and BBB-, respectively, in each case with at least stable outlook, and (iii) no Default shall have occurred and be continuing.”

(d) Section 7.05 of the Term Loan Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing provisions of this Section or any other provisions of this Agreement, from the date on which any of the circumstances set forth in Section 6.13(a)(i), (ii), (iii) or (iv) shall exist and until such date as each of the conditions set forth in Section 6.13(b)(i), (ii) and (iii) shall have been satisfied, neither TFM nor any Designated Subsidiary shall (i) merge or consolidate with, or liquidate into, or transfer any material portion of its assets to, the Borrower or TFM without the prior written consent of the Majority Lenders, except that any Subsidiary may pay cash dividends to the holders of its equity interests or (ii) transfer any material portion of its operating assets to any Subsidiary other than TFM or any other Designated Subsidiary unless prior to such transfer such transferee Subsidiary (A) executes and delivers to the Administrative Agent a Designated Subsidiary Guarantee Agreement and (B) delivers to the Administrative Agent a legal opinion in form and substance and from counsel reasonably acceptable to the Administrative Agent as to the existence and good standing of such transferee Subsidiary, the power and authority of such transferee Subsidiary to enter into and perform its obligations under such Designated Subsidiary Guarantee Agreement and such other matters as the Administrative Agent shall reasonably request, as well as such organizational documents, resolutions and other evidence of such power and authority as the Administrative Agent shall reasonably request.”

(f) Section 7.09(b) of the Term Loan Agreement is hereby amended by inserting the following immediately before the semicolon preceding the proviso:

“, or that restricts the ability of any Domestic Subsidiary to guarantee the Obligations”

(g) Section 7.13 of the Term Loan Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Guarantor shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth below opposite such period:

Period	Ratio

Second Quarter of Fiscal Year 2007	4.75:1.00
Third Quarter of Fiscal Year 2007	4.50:1.00
Fourth Quarter of Fiscal Year 2007	4.00:1.00
Fiscal Year 2008	3.75:1.00
Fiscal Year 2009 and thereafter	3.25:1.00”

(h) Section 7.14 of the Term Loan Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.14. Interest Expense Coverage Ratio. The Guarantor shall not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for any period of four consecutive fiscal quarters ending with any fiscal quarter referred to below to be less the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter	Ratio

Third Quarter of Fiscal Year 2006 Through

First Quarter of Fiscal Year 2007	2.00:1.00
Second Quarter of Fiscal Year 2007	2.50:1.00
Each Quarter thereafter	3.00:1.00”

(i) Article VII of the Term Loan Agreement is hereby amended by adding the following new Sections:

“SECTION 7.15. Minimum Consolidated EBITDA. The Guarantor shall not permit Consolidated EBITDA for any period of four consecutive fiscal quarters ending with any fiscal quarter referred to below to be less than the amount set forth below with respect to such quarter:

Third Quarter of Fiscal Year 2006	$625,000,000
Fourth Quarter of Fiscal Year 2006	$490,000,000
First Quarter of Fiscal Year 2007	$550,000,000

SECTION 7.16. Asset Coverage Test. The Guarantor shall not, prior to the Compliance Date, permit (a) the sum of the Aggregate Committed Credit Exposure and the aggregate principal amount of the outstanding Bid Loans at any time to be greater than (b) the Adjusted Inventory Amount at such time.

SECTION 7.17. Amendment of Receivables Facility. The Guarantor shall not amend the Receivables Facility or any agreement, instrument or document related thereto (a) to add any provision that would cause or permit the purchasers or their representative to cause the cessation of purchases of accounts receivable thereunder or (b) to modify any such existing provision in a manner adverse to the Borrower.”

SECTION 2. Waiver. The undersigned Lender hereby waives any Event of Default under Section 7.13 or 7.14 of the Term Loan Agreement with respect to the most recent fiscal quarter for which financial statements are required to be delivered pursuant to Section 6.09(a) of the Term Loan Agreement, which Event of Default would not have occurred under such sections as proposed to be amended hereby.

SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Term Loan Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) each of the Borrower and the Guarantor is in compliance with the covenants set forth in Article VI and Article VII of the Term Loan Agreement as of the date hereof; and

(c) no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

(b) The Administrative Agent shall have received a favorable written opinion of counsel for the Borrower and the Guarantor covering such matters relating to this Amendment as the Administrative Agent or the Majority Lenders shall reasonably request. Such opinion shall be addressed to the Administrative Agent and the Lenders and shall be dated the Effective Date. Each of the Borrower and the Guarantor hereby requests such counsel to deliver such opinion.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment, all in a form and substance satisfactory to the Administrative Agent and its counsel.

(d) The Guarantor shall have received all consents required under the Receivables Facility in connection with the amendments effected hereby.

(e) The Administrative Agent shall have received (i) a counterpart to the TFM Lakeside Guarantee executed by TFM or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed counterpart) that TFM has signed such counterpart, together with (A) a favorable opinion, dated the date of the TFM Lakeside Guarantee and addressed to the Administrative Agent and the Lenders of counsel to TFM, to substantially the effect set forth in Exhibit A to the TFM Lakeside Guarantee and as to such other matters as any Lender through the Administrative Agent or its counsel may reasonably request and (B) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of TFM, and the authorization of the Transactions to which TFM is a party.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee referred to in Section 5 below and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Term Loan Agreement, any prior Amendment to the Term Loan Agreement or this Amendment.

SECTION 5. Amendment Fee. The Guarantor agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., New York City time, on July 27, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.150% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Term Loan Agreement specifically referred to herein. Each of this Amendment and the Designated Subsidiary Guarantee Agreement delivered pursuant to Section 6.13(b) shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Term Loan Agreement as modified hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

LAKESIDE FARM INDUSTRIES LTD.,

By /s/ Dennis Leatherby

Name:	Dennis Leatherby

Title: SVP Finance and Treasurer

TYSON FOODS, INC.,

By /s/ Dennis Leatherby

Name:	Dennis Leatherby

Title: SVP Finance and Treasurer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Administrative Agent,

By /s/ Sara Collins

Name:	Sara Collins

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of America, N.A.

(Canada Branch)
By: /s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title: Assistant Vice President
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Nova Scotia

By: /s/ Dana Moloney
Name:	Dana Moloney
Title: Managing Director
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BNP Paribus (Canada)

By: /s/ Don R. Lee
Name:	Don R. Lee
Title: Managing Director Corporate Banking
By: /s/ Andrew Sclater
Name:	Andrew Sclater
Title: Vice President Corporate Banking

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Citibank, N.A.

By: /s/ Christopher Snider
Name:	Christopher Snider
Title: Vice President
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC Bank USA, N.A. Toronto Branch

By: /s/ Jody Sanderson
Name:	Jody Sanderson
Title: Authorized Signatory
By: /s/ Margaret Lane
Name:	Margaret Lane
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: IBM Global Financing, LLC

By: /s/ Steven A. Flanagan
Name:	Steven A. Flanagan
Title: Regional Credit Officer, Americas
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: ING Capital Corporation

By: /s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht
Title: Managing Director
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH CAPITAL CANADA, INC.

By: /s/ Marcelo Cosma
Name:	Marcelo Cosma
Title: Vice President
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Mizuho Corporate Bank (Canada)

By: /s/ Robert MacKinnon
Name:	Robert MacKinnon
Title: Group Vice President
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MORGAN STANLEY SENIOR FUNDING (NOVA SCOTIA) CO.

By: /s/ Jaap Tonckens
Name:	Jaap Tonckens
Title: Vice President
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: CANADIAN BRANCH

By: /s/ Rommel J. Domingo
Name:	Rommel J. Domingo
Title: Vice President
By: /s/ Khurram Rahman-Kharr
Name:	Khurram Rahman-Kharr
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. BANK NATIONAL ASSOCIATION CANADA BRANCH

By: /s/ Kevin Jephcott
Name:	Kevin Jephcott
Title: Principal Officer
By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF JULY 27, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Wachovia Capital Finance Corporation (Canada)

fka: Congress Financial Corporation (Canada)

By: /s/ Enza Agosta
Name:	Enza Agosta

Title: Vice President Wachovia Capital Finance Corporation (Canada)

By
Name:
Title: